SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  August 13, 2004
(Date of earliest event reported)

Commission File No. 333-116509


                    Wells Fargo Asset Securities Corporation
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        Delaware                                        52-1972138
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7430 New Technology Way
Frederick, Maryland                                        21703
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Address of principal executive offices                  (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



                7485 New Horizon Way, Frederick, Maryland, 21703
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              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 5.     Other Events
            ------------

                  Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Citigroup Global Markets Inc. which are hereby filed pursuant to such letter.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

      (99) Computational Materials prepared by Citigroup Global Markets Inc. in connection with Wells Fargo Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 2004-P

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS FARGO ASSET SECURITIES CORPORATION

August 13, 2004

                                   By:      /s/ Bradley Davis
                                          -------------------------------
                                          Bradley Davis
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.           Description                                Electronic (E)
-----------           -----------                                --------------

   (99)               Computational Materials                          E
                      prepared by Citigroup Global Markets Inc.
                      in connection with
                      Wells Fargo Asset Securities
                      Corporation, Mortgage
                      Pass-Through Certificates,
                      Series 2004-P.